                                                                    EXHIBIT 32.1

          CERTIFICATION PURSUANT TO RULE 13B - 14(B) OF THE SECURITIES
        EXCHANGE ACT AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the Quarterly Report of Strayer Education, Inc. (the
"Company") on Form 10-Q for the period ended June 30, 2006 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
S. Silberman, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

/s/ Robert S. Silberman
----------------------------
Robert S. Silberman
Chairman and Chief Executive
Officer

July 28, 2006